Filed Pursuant to Rule 497(k)

Registration No. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Equity Income Fund

Supplement dated March 31, 2026

to

Summary Prospectus dated January 28, 2026

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) dated January 28, 2026, of The Gabelli Equity Income Fund (the “Equity Income Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The following paragraph replaces the disclosure in the Summary Prospectus sub-section entitled “Management—The Portfolio Manager” beginning on page 5:

The Portfolio Managers. Mario J. Gabelli, CFA, Christopher J. Marangi, and Kevin V. Dreyer are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on January 2, 1992, and Messrs. Marangi and Dreyer have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy, and includes G. Anthony Bancroft, Justin Bergner, Robert D. Leininger, Brian C. Sponheimer, and Macrae Sykes.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE